UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/17/2007

Prescient Applied Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21729

Delaware	73-1247666
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1247 Ward Avenue, Suite 200, West Chester, PA 19380
(Address of principal executive offices, including zip code)

610-719-1600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2007, the Registrant's Principal Accounting and Financial Officer, Betsy Grose, tendered her resignation from the Registrant, effective August 24, 2007, to pursue an opportunity that better met her personal committments. There were no disagreements with the Registrant and Ms. Grose.

Ms. Grose will be succeeded in her position as Principal Accounting and Financial Officer on an interim basis by Daniel W. Rumsey, the Registrant's current Chairman of the Board of Directors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prescient Applied Intelligence, Inc.

Date: July 23, 2007	By:	/s/ Jane A. Hoffer
Jane A. Hoffer
President and Chief Executive Officer